Worthington Enterprises Agrees to Acquire Leading Metal Roof Components Manufacturer LSI Group

COLUMBUS, OHIO (Dec. 16, 2025) – Worthington Enterprises Inc. (NYSE: WOR), a designer and manufacturer of market-leading brands that improve everyday life by elevating spaces and experiences, today announced it has signed a definitive agreement to acquire LSI Group, LLC (LSI) of Logansport, Indiana. LSI, which includes market-leading brands BPD, Logan Stampings, LSI Metal Fabrication and Roof Hugger®, is one of the largest U.S. manufacturers of standing seam metal roof clips and retrofit components in the commercial metal roof market.

Worthington Enterprises plans to purchase LSI Group for approximately $205 million with cash on hand and borrowings under the company’s revolving credit facility. The transaction is expected to close in January 2026, subject to regulatory approval and other customary closing conditions.

Joe Hayek, president and chief executive officer, Worthington Enterprises, said, “The addition of LSI will further strengthen our Building Products portfolio and deepen engagement with customers across the entire building envelope. A leading U.S. manufacturer in a niche market, LSI has built an exceptional reputation for superior quality, industry-leading lead times and outstanding service backed by long-term customer relationships. Those relationships—and LSI’s people-first culture—align with our own values and commitment to supporting our customers and employees. We’re very much looking forward to welcoming them to our team.”

Demand for resilient, energy-efficient and durable roofing systems is expected to continue growing as building owners prioritize stronger, code-compliant structures in response to evolving weather patterns and manage rising energy costs and aging commercial building infrastructure, especially as roofs built during the early 2000s construction boom are now reaching the end of their service life. Common applications are industrial and manufacturing facilities, retail buildings, academic and municipal structures, hospitality, data centers, and recreation and mixed-use spaces. Standing seam metal roof clips, which act as concealed anchors, secure each metal roof panel to the underlying roof substrate. A new 10,000-square-foot roof requires approximately 8,000 – 10,000 metal roof clips.

LSI serves the retrofit market with the Roof Hugger brand of metal sub-purlins used to attach a new roof on top of an existing roof. Compared to full replacements, retrofitting with a metal roof lowers installation costs, improves energy efficiency, enhances code compliance, minimizes disruption during installation and increases sustainability.

Jimmy Bowes, president, Building Products, Worthington Enterprises, said, “LSI has earned its leadership position in the commercial metal roofing market through precision manufacturing, advanced automation and deep engineering expertise. Their U.S.-based production delivers consistent quality and the industry’s fastest lead times, while their customer-first mindset ensures responsive service and dependable support. We believe the business is well positioned with new construction and retrofit solutions to help OEMs and installers build stronger, longer-lasting structures that protect people and property for generations to come.”

LSI has two manufacturing locations in Logansport where it was founded in 1968 as Logan Stampings. Robert Baker, owner and president, LSI Group, LLC, purchased Logan Stampings in 2004 and grew the business through innovation, acquisition and prioritizing relationships. He will continue as a leader of the LSI business as part of Worthington Enterprises.

Baker said, “Joining Worthington Enterprises marks an exciting new era for LSI Group. Together, we’ll accelerate innovation, expand our reach and deliver even greater value to customers across the building envelope. This partnership opens doors to new opportunities for our employees and strengthens our ability to invest in Logansport, which has been our home for more than 50 years. We’re not just preserving what we’ve built—we’re amplifying it. With Worthington’s scale and shared vision, LSI is positioned to magnify value for all stakeholders and continue leading in commercial metal roofing solutions.”

Bowes concluded, “Robert has built an outstanding business throughout the last 20-plus years with phenomenal people who share our values, prioritize people, champion innovation and achieve ambitious goals. We are excited to welcome them to our team.”

Other products from Worthington Enterprises supporting critical infrastructure for the building envelope include building systems such as HVAC components, architectural and acoustical grid ceilings and metal framing and accessories, along with cylinders and tanks for heating and cooling, construction and water applications.

J.P. Morgan Securities LLC is serving as exclusive financial advisor and Vorys is serving as legal counsel to Worthington Enterprises. Bellmark Partners LLC and Calfee are advising LSI Group.

About Worthington Enterprises

Worthington Enterprises (NYSE: WOR) is a designer and manufacturer of market-leading brands that improve everyday life by elevating spaces and experiences. The company operates with two primary business segments: Building Products and Consumer Products. The Building Products segment includes heating and cooling, cooking, construction and water solutions, and building systems including HVAC components, architectural and acoustical grid ceilings and metal framing and accessories. The Consumer Products segment provides solutions for the tools, outdoor living and celebrations categories. Product brands within the Worthington Enterprises portfolio include Balloon Time®, Bernzomatic®, Coleman® (propane cylinders), CoMet®, Elgen, Garden Weasel®, General®, HALO™, Hawkeye™, LEVEL5 Tools®, Mag Torch®, NEXI™, Pactool International®, PowerCore™, Ragasco®, Well-X-Trol® and XLite™, among others.

Headquartered in Columbus, Ohio, Worthington Enterprises and its joint ventures employ approximately 6,000 people throughout North America and Europe.

Founded in 1955 as Worthington Industries, Worthington Enterprises follows a people-first Philosophy with earning money for its shareholders as its first corporate goal. Worthington Enterprises achieves this outcome by empowering its employees to innovate, thrive and grow with leading brands in attractive markets that improve everyday life. The company engages deeply with local communities where it has operations through volunteer efforts and The Worthington Companies Foundation, participates actively in workforce development programs and reports annually on its corporate citizenship and sustainability efforts. For more information, visit worthingtonenterprises.com.

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